UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

February 24, 2011

(Date of earliest event reported)

Volcom, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51382	33-0466919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1740 Monrovia Avenue, Costa Mesa, California	92627
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 646-2175

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 24, 2011, Volcom, Inc. (“Volcom”) issued a press release announcing information regarding its financial results for the completed quarter and year ended December 31, 2010. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report is not incorporated by reference into any filings of Volcom, Inc. made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 7.01.	Regulation FD Disclosure.

The information furnished in Item 2.02, “Results of Operations and Financial Condition” is also furnished pursuant to this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith:

Exhibit 99.1. Press release dated February 24, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volcom, Inc.
(Registrant)

Date February 24, 2011	By	/s/ S. HOBY DARLING
S. Hoby Darling Senior Vice President, Strategic Development, General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 24, 2011